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                                  EXHIBIT 11(a)

                               Consent of KPMG LLP

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                        INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of
  BB&T Mutual Funds Group


We consent to the use of our report dated November 13, 1998 for the BB&T Mutual Funds Group as incorporated by reference herein and to the reference of our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information included herein.


                                             /s/ KPMG LLP

                                             KPMG LLP



Columbus, Ohio
March 3, 1999